UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2005

JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State of Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

118-29 Queens Boulevard, Forest Hills, New York 11375
 (Address of principal executive offices)                (Zip Code)

(718) 709-3026
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On October 19, 2005, JetBlue Airways Corporation ("JetBlue" or the ‘‘Company’’) issued a press release announcing that its Board of Directors approved the acceleration of the vesting of all unvested stock options awarded under its stock incentive plan, excluding those held by Section 16(b) officers and members of its Board of Directors. As a result of this action, options to purchase up to approximately 13 million shares of common stock may become exercisable effective December 9, 2005, representing 65 percent of the Company’s total current outstanding options. All other terms and conditions applicable to such options, including the exercise prices, remain unchanged.

JetBlue will seek consent from option holders of incentive stock options, or ISOs, if the acceleration would have the effect of changing the status of the option for federal income tax purposes. The decision to accelerate vesting of these options was made primarily to avoid recognizing the related compensation expense in the Company’s future consolidated financial statements upon their adoption of SFAS No. 123(R), Share Based Payment. Assuming that all holders of ISOs elect to accelerate, this action will result in a non-cash, one-time stock compensation expense that is estimated to be up to $9 million in the fourth quarter of 2005.

A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition

On October 20, 2005, JetBlue issued a separate press release announcing its financial results for the third quarter ended September 30, 2005. A copy of this press release is attached to this report as Exhibit 99.2.

The information included under Item 2.02 of this report is being furnished and shall not be deemed ‘‘filed’’ for purposes of Section 18 of the Securities Act of 1934, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 8.01    Other Events

On October 19, 2005, JetBlue also announced that its Board of Directors had declared a three-for-two split of the Company’s common stock. The three-for-two stock split will be distributed on December 23, 2005 to stockholders of record at the close of business on December 12, 2005.

Item 9.01    Financial Statements and Exhibits

(c)   Exhibits

Exhibit Number	Exhibit
99.1	Press Release dated October 19, 2005 announcing stock option acceleration and three-for-two stock split
99.2	Press Release dated October 20, 2005 announcing financial results for the third quarter ended September 30, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)

Date: October 20, 2005

By: /s/ HOLLY NELSON Vice President and Controller (principal accounting officer)

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1 99.2	Press Release dated October 19, 2005 announcing stock option acceleration and three-for-two stock split
Press Release dated October 20, 2005 announcing financial results for the third quarter ended September 30, 2005